                                                                    Exhibit 3.15


             AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF
              LIMITED PARTNERSHIP OF ATLANTA MARRIOTT MARQUIS II
                              LIMITED PARTNERSHIP


          This Amendment No. 1 to Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott Marquis Corporation, a Delaware corporation, as general partner (the "General Partner") and Class B Limited Partner, and those persons who have been admitted as Class A Limited Partners and identified in the books and records of the Partnership (the "Class A Limited Partners").

          Atlanta Marriott Marquis II Limited Partnership (the "Partnership") was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on July 9, 1997. An Amended and Restated Certificate and Agreement of Limited Partnership was entered into by the parties on December 31, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Class A Limited Partners which amendments are intended to facilitate conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(1) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01.C.(5) is hereby amended by adding "or lease" after "sale" and before "of" in said subsection.

          3. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Hotel Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          4. Section 5.02(B)(2) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of or consent to the sale or disposition of all or substantially all of the assets of either of the Partnerships if it proposed that the Partnership or the Hotel Partnership sell such assets to Host or any Affiliate of

Host; in such case, the following procedures shall be followed: (a) the General Partner shall first give 30 days notice of the proposed sale to the Class A Limited Partners, (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner, (c) the appraiser selected under clause (b) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit the appraisal to the Class A Limited Partners, with the cost of such appraisal to be borne by the purchaser; provided further, however, that nothing contained in this Section 5.02(B)(2) shall be construed to require any Consent in connection with a transfer of the Land and/or the Hotel to a bankruptcy remote entity wholly owned by the Hotel Partnership, as contemplated in Section 6.01(C) of the Hotel Partnership Agreement."

          5. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                           GENERAL PARTNER:

                                           Marriott Marquis Corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           CLASS A LIMITED PARTNERS:

                                           Marriott Marquis Corporation as
                                           Attorney-in-Fact for the Class A
                                           Limited Partners admitted to the
                                           Partnership


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           CLASS B LIMITED PARTNER:

                                           Marriott Marquis Corporation



                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF DESERT SPRINGS
                         MARRIOTT LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott Desert Springs Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Desert Springs Marriott Limited Partnership (the "Partnership") was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on February 26, 1987. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on April 24, 1987 and a Second Amended and Restated Agreement of Limited Partnership was entered into as of September 26, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          3. Section 5.02(B)(2) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of or consent to the sale or disposition of the Hotel to the General Partner or an Affiliate of the General Partner; provided, however, that if it is proposed that the Partnership sell the Hotel to the General Partner or an Affiliate of the General Partner, the following procedures shall be followed: (a) the General Partner shall first give 30 days notice of the proposed sale to the Limited Partners, (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner, (c) the appraiser selected under clause (b) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel, and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit the appraisal to the Class A Limited Partners, with the cost of such appraisal to be borne by the purchaser."


          4. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:

                                       Marriott Desert Springs Corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       LIMITED PARTNERS:

                                       Marriott Desert Springs Corporation
                                       as Attorney-in-Fact for the
                                       Limited Partners admitted to the
                                       Partnership


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
         AGREEMENT OF LIMITED PARTNERSHIP OF HANOVER MARRIOTT
                              LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott Hanover Hotel Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Hanover Marriott Limited Partnership. (the "Partnership") was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on October 8, 1986. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on April 3, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion of Host Marriott Corporation, an Affiliate of the General Partner, to a real estate investment trust ("REIT") and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          3. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of or consent to the sale or disposition of the Hotel to the General Partner or an Affiliate of the General Partner; provided, however, that if it is proposed that the Partnership sell the Hotel to the General Partner or an Affiliate of the General Partner, the following procedures shall be followed: (a) the General Partner shall first give 30 days notice of the proposed sale to the Limited Partners, (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner, (c) the appraiser selected under clause (b) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel, and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit the appraisal to the Limited Partners, with the cost of such appraisal to be borne by the purchaser."

          4. Section 5.02.B.(viii) is hereby amended to add "except as a result of a merger of the General Partner with an Affiliate," before "admit."

          5. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:

                                       Marriott Hanover Hotel Corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       LIMITED PARTNERS:

                                       Marriott Hanover Hotel Corporation
                                       as Attorney-in-Fact for the Limited
                                       Partners admitted to the Partnership


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

             AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF
             LIMITED PARTNERSHIP OF MARRIOTT DIVERSIFIED AMERICAN
                                 HOTELS, L.P.


          This Amendment No. 1 to Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among MDAH One Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Marriott Diversified America Hotels, L.P. (the "Partnership") was formed pursuant to a Certificate of Limited Partnership dated as of October 4, 1989, filed with the Secretary of State of the State of Delaware on October 6, 1989. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on February 7, 1990 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection G. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          3. Section 5.02.A.(v) is hereby amended to add ",except as a result of a merger of the General Partner with an Affiliate," after "or" and before "as a General Partner," in said subsection.

          4. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of the Fairview Park Hotel, or any interest therein, or more than two of the other Hotels, or any interest therein, whether in one transaction or more than one transaction during the term of the Partnership; provided, however, that if it is proposed that the Partnership sell any Hotel or interest therein to the General Partner or an Affiliate of the General Partner, the Consent of the Limited Partners must be obtained after the following procedures have been followed: (a) the General Partner shall first give not less than 30 days notice of the proposed sale to the Limited Partners, (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel or Hotels to be sold, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner, (c) such appraiser shall not have, directly or indirectly, any material interest in or material business or professional relationship with the General Partner or any of its Affiliates and the compensation of such appraiser shall be determined and embodied in a written contract before such appraisal is prepared; (d) no real estate commission may be paid by the Partnership in connection with such sale, (e) the appraiser selected under clause (b) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel or Hotels to be sold, and (g) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit the appraisal to the Limited Partners, with the cost of such appraisal to be borne by the purchaser."

          5. Section 5.03.B. is hereby amended to delete clause (ii) therefrom in its entirety and to renumber the succeeding clauses accordingly.

          6. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        GENERAL PARTNER:

                                        Marriott MDAH One Corporation


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:


                                        LIMITED PARTNERS:

                                        Marriott MDAH One Corporation
                                        as Attorney-in-Fact for the Limited
                                        Partners admitted to the Partnership


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF MARRIOTT HOTEL
                        PROPERTIES LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Hotel Properties Management, Inc., a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Marriott Hotel Properties Limited Partnership (the "Partnership") was formed pursuant to a Certificate and Agreement of Limited Partnership filed with the Secretary of State of the State of Delaware on August 22, 1984. An Amended and Restated Certificate of Limited Partnership was filed on November 1, 1985.
A Second Amended and Restated Agreement of Limited Partnership was entered into by the parties on January 15, 1997 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 2.03 is hereby amended to add "lease" after "own," and before "and" in the first line thereof.

          2. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          3. Section 5.01 is hereby amended by adding a new subsection F. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any Hotel or Hotels with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          4. Section 5.02.A.(v) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," before "admit" in said subsection.

          5. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of or consent to the sale or disposition of any assets of the Partnership which had an original cost in excess of 25% of the original cost basis of all assets of the Partnership to any of the general partners of the Partnerships or an Affiliate of any such general partner or vote the Partnership's general partnership interest in the Harbor Beach Partnership in favor of the sale or other disposition of any assets of the Harbor Beach Partnership which had an original cost in excess of 25% of the original cost of all assets of the Harbor Beach Partnership to any of the general partners of the Partnerships or an Affiliate of any such general partner; provided, however, that if it is proposed that one of the Partnerships sell one or more of the Hotels to any of the general partners of the Partnerships or an Affiliate of any such general partner, the following procedures shall be followed: (a) the General Partner shall first give not less than 30 days notice of the proposed sale to the Limited Partners, (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel or Hotels to be sold, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner, (c) the appraiser selected under clause (b) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel in question, and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit the appraisal to the Limited Partners, with the cost of such appraisal to be borne by the purchaser."

          6. Section 5.02.B.(x) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," before "admit" in said subsection.

          7. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                GENERAL PARTNER:

                                Hotel Properties Management, Inc.


                                By:
                                   ----------------------------------
                                Name:
                                Title:


                                LIMITED PARTNERS:

                                Hotel Properties Management, Inc.,
                                as Attorney-in-Fact for the Limited
                                Partners admitted to the Partnership


                                By:
                                   ----------------------------------
                                Name:
                                Title:

                AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
              AGREEMENT OF LIMITED PARTNERSHIP OF MARRIOTT HOTEL
                       PROPERTIES II LIMITED PARTNERSHIP


          This Amendment No. 1 to Second Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Marriott MHP Two Corporation., a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Marriott Hotel Properties II Limited Partnership (the "Partnership") was formed pursuant to a Certificate of Limited Partnership dated as of September 13, 1988 and filed with the Secretary of State of the State of Delaware on September 20, 1988. An Amended and Restated Certificate of Limited Partnership was entered into by the parties on March 20, 1989. A Second Amended and Restated Agreement of Limited Partnership was entered into by the parties on ____________, 1996 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion to a real estate investment trust ("REIT") of Host Marriott Corporation, an Affiliate of the General Partner, and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection F. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any Hotel or Hotels with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          3. Section 5.02.A.(v) is hereby amended to add ", except as a result of a merger of the General Partner with an Affiliate," after "or" and before "as a General Partner" in said subsection.

          4. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of or consent to the sale or disposition of any Hotel or the Partnership's interest in the Santa Clara Partnership (except as permitted in Section 5.02.C. below), or any interest in any of the foregoing, provided, however, that if it is proposed that the Partnership sell any Hotels or interests therein to the General Partner or an Affiliate of the General Partner, the Consent of the Limited Partners must be obtained after the following procedures are followed: (a) the General Partner shall give not less than 30 days notice of the proposed sale to the Limited Partners, which notice shall set forth the price and other material terms and conditions on which the proposed transaction is to be effected; (b) the Partnership shall obtain an appraisal of the fair market sales value of the Hotel or Hotels to be sold, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner; (c) such appraiser shall not have, directly or indirectly, any material interest in or material business or professional relationship with the General Partner or any of its Affiliates and the compensation of such appraiser shall be determined and embodied in a written contract before such appraisal is prepared;
(d) the no real estate commission may be paid by the Partnership in connection with such sale; and (e) the General Partner shall include copies of the appraisal with the aforesaid notice to the Limited Partners, with the cost of such appraisal to be borne by the purchaser.

          5. Section 5.03.B is hereby amended to delete clause (ii) thereof in its entirety and to renumber the remaining clauses accordingly.

          6. Section 9.06 is hereby amended by adding the following sentence thereto: "In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P."

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                           GENERAL PARTNER:

                                           Marriott MHP Two Corporation


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                           LIMITED PARTNERS:

                                           Marriott MHP Two Corporation.,
                                           as Attorney-in-Fact for the Limited
                                           Partners admitted to the Partnership


                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:

             AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT OF
            LIMITED PARTNERSHIP OF MUTUAL BENEFIT CHICAGO MARRIOTT
                          SUITE HOTEL PARTNERS, L.P.


          This Amendment No. 1 to Amended and Restated Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among MOHS Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P. (the "Partnership") was formed pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Rhode Island on August 31, 1988. An Amended and Restated Agreement of Limited Partnership was entered into by the parties on June 12, 1989 (the "Partnership Agreement").

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the conversion of Host Marriott Corporation, an Affiliate of the General Partner, to a real estate investment trust ("REIT") and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 5.01.E.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          2. Section 5.01 is hereby amended by adding a new subsection I. to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of the Hotel with an Affiliate of the General Partner or any other Person, on such terms as it determines to be commercially reasonable."

          3. Section 5.02.A.(iv) is hereby amended to add "except as a result of a merger of the General Partner with an Affiliate," before "admit."

          4. Section 5.02(B)(ii) is hereby amended in its entirety to read as follows: "sell or otherwise dispose of or consent to the sale or disposition of the Hotel to the General Partner or an Affiliate of the General Partner; provided, however, that if it is proposed that the Partnership sell the Hotel to the General Partner or an Affiliate of the General Partner, the following procedures shall be followed: (a) the General Partner shall first give 30 days notice of the proposed sale to the Limited Partners, (b) the Partnership shall obtain an appraisal of the fair market value of the Hotel, such appraisal to be prepared by an independent, nationally recognized appraiser experienced in the valuation of hotel properties and selected by the General Partner, (c) the appraiser selected under clause (b) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel, and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit the appraisal to the Limited Partners, with the cost of such appraisal to be borne by the purchaser."

          5. Section 9.05 is hereby amended by changing "(a)" and "(b)" to "A." and "B." and by deleting "but in consultation with MOHS."

          6.  Section 9.06.A. is hereby amended by replacing "MBIP" with "MOHS."

          7. A new Section 9.07 is hereby added to the Partnership Agreement, which shall read as follows:

              9.07. Interim Closing of the Books. There shall be an interim closing of the books of account of the Partnership (i) at any time a taxable year of the Partnership ends pursuant to the Code and (ii) at such other times as the general Partners shall determine are required by good accounting practice or may be appropriate under the circumstances. In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the acquisition of the Partnership by Host Marriott, L.P. through a merger of an indirect wholly-owned subsidiary of Host Marriott, L.P. and Host Marriott Trust with and into the Partnership, with the Interests in the Partnership being exchanged for and converted into units of limited partnership interest in Host Marriott, L.P.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:

                                       MOHS Corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       LIMITED PARTNERS:

                                       MOHS Corporation as Attorney-in-
                                       Fact for the Limited Partners
                                       admitted to the Partnership


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

            AMENDMENT NO. 1 TO AMENDED AND RESTATED CERTIFICATE AND
              AGREEMENT OF LIMITED PARTNERSHIP OF POTOMAC HOTEL
                              LIMITED PARTNERSHIP


          This Amendment No. 1 to Amended and Restated Certificate and Agreement of Limited Partnership dated as of ______________, 1998 is made and entered into by and among Host Marriott Corporation, a Delaware corporation, as general partner (the "General Partner"), and those persons who have been admitted as limited partners and identified in the books and records of the Partnership (the "Limited Partners").

          Potomac Hotel Limited Partnership (the "Partnership") was formed pursuant to a Certificate and Agreement of Limited Partnership filed with the Secretary of State of the State of Delaware on December 17, 1981. An Amended and Restated Certificate and Agreement of Limited Partnership was entered into by the parties on July 16, 1982 (the "Partnership Agreement")

          The partners of the Partnership are adopting this Amendment to the Partnership Agreement to effect certain amendments to the Partnership Agreement approved by the General Partner and the Limited Partners which amendments are intended to facilitate the General Partner's conversion to a real estate investment trust ("REIT") and certain related transactions.

          In consideration of the mutual agreements made herein, the parties hereby agree to amend the Partnership Agreement as follows:

          1. Section 2.03 is hereby amended by inserting ", lease" after "own" and before "and" in clause (i) of said section.

          2. Section 5.01.C.(i) is hereby amended by adding "leases," after "contracts," and before "documents," in said subsection.

          3. Section 5.01 is hereby amended by adding a new subsection F thereto to read as follows: "Notwithstanding anything in this Agreement to the contrary, the General Partner may require that the Partnership enter into a lease of any or all of the Hotels with an Affiliate of the General Partner or any other Person on such terms as it determines to be commercially reasonable, without any further act, approval, or vote of the Limited Partners."

          4. Section 5.02.A.(v) is hereby amended to add "except as a result of a merger of the General Partner with Host or an Affiliate of Host," before "admit."

          5. Section 5.02.B. is hereby amended by adding a new subsection (vi) thereto to read a follows: "sell or otherwise dispose of (or consent to the sale or other disposition of), directly or indirectly, including by way of merger or other business combination, in one transaction or a series of related transaction any or all of the Hotels."

          6.  Section 9.05.B is hereby amended by adding "754" after "Section."

          7. A new Section 9.06 is hereby added to the Partnership Agreement, which shall read as follows:

              Section 9.06. Interim Closing of the Books. There shall be an interim closing of the books of account of the Partnership (i) at any time a taxable year of the Partnership ended pursuant to the Code and (ii) at such other times as the General Partner shall determine are required by good accounting practice or may be appropriate under the circumstances. In accordance with this section, the Partnership shall cause an interim closing of the books at the time of the closing of the merger of the Partnership into ________________ [Merger Sub] to reflect the exchange by the General Partner and Limited Partners of their Interests in the Partnership for units of limited partnership interests in Host Marriott, L.P.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        GENERAL PARTNER:

                                        Host Marriott Corporation


                                        By:
                                           --------------------------------
                                        Name:
                                        Title:

                                        LIMITED PARTNERS:

                                        Host Marriott Corporation as
                                        Attorney-in-Fact for the Limited
                                        Partners admitted to the Partnership



                                        By:
                                           --------------------------------
                                        Name:
                                        Title: